July 6, 1994



Frontier Oil Corporation
1700 Lincoln, Suite 2100
Denver, Colorado 80203

Attention:  Mr. Jon D. Galvin
            Vice President and Chief Financial Officer

Re:  Third Amendment to Guaranty

Gentlemen:

     We refer to the Guaranty made by Frontier Oil Corporation (the "Guarantor") as of August 18, 1992, as amended by a First Amendment to Guaranty dated as of October 8, 1992, a letter of waiver and amendment dated March 17, 1993 and a Second Amendment to Guaranty dated as of December 31, 1993 (said Guaranty, as so amended, herein called the "Guaranty"), in favor of (1) Union Bank, Banque Paribas and Den norske Bank AS (the "Banks") and (2) Union Bank, as agent (the "Agent") for the Banks. Unless otherwise defined herein, terms defined in or pursuant to the Guaranty are used herein as therein defined.

     The Banks wish to establish limitations on capital expenditures by the Guarantor and its Subsidiaries for calendar year 1994 and subsequent years. Accordingly, the parties hereby agree that, effective as of the date first set forth above,
Section 7.2(j) of the Guaranty is amended in full to read as follows:

          "(j) Capital Expenditures. The Guarantor will not make, or permit any of its Subsidiaries to make, any expenditure for fixed or capital assets that would cause the aggregate of all such expenditures made by the Guarantor and its Subsidiaries to exceed $15,000,000 in any calendar year, commencing with calendar year 1994."

     On and after the effective date of this letter amendment, each reference in the Guaranty to "this Guaranty," "hereunder," "hereof," "herein" or words of like import referring to the Guaranty, and each reference in the other Credit Documents to "the FOC Guaranty," "thereunder," "thereof," "therein" or words of like import referring to the Guaranty, shall mean and be a reference to the Guaranty as amended by this letter amendment. The Guaranty, as amended by this letter amendment, is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

     This letter amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

     If you agree to the terms and provisions hereof, please evidence your agreement by executing and returning five counterparts of this letter amendment to the Agent. This letter amendment shall become effective as of the date first set forth above when it has been executed and delivered by all of the parties hereto and when the Agent has received the following documents from the Guarantor, in form and substance satisfactory to the Agent: (1) copies of the resolutions of the Board of Directors of the Guarantor approving this letter amendment and any documents delivered by the Guarantor in connection herewith, certified by the Secretary or an Assistant Secretary of the Guarantor to be correct and complete and in full force and effect as of the date of execution, and as of the effective date, of this letter amendment; and (2) a certificate of the Secretary or an Assistant Secretary of the Guarantor as to the incumbency, and setting forth a specimen signature, of each of the persons who has signed this letter amendment or any document delivered by the Guarantor in connection herewith.

Very truly yours,

UNION BANK, as Agent and as a Bank



By:  /s/ Richard P. DeGrey, Jr.
- -------------------------------
Richard P. DeGrey, Jr.
Vice President


By:  /s/ Walter M. Roth
- -------------------------------
Name:  Walter M. Roth
Title:  Vice President


Agreed as of the date
first written above:

FRONTIER OIL CORPORATION


By:  /s/ Jon D. Galvin
- -------------------------------
Jon D. Galvin
Vice President and
   Chief Financial Officer


BANQUE PARIBAS


By:  Marian Livingston
- -------------------------------
Name:  Marian Livingston
Title:  Vice President


By:  /s/ J. Wehner
- ------------------------------
Name:  J. Wehner
Title:  Senior Vice President


DEN NORSKE BANK AS


By:  /s/ Theodore S. Jadick, Jr.
- ------------------------------
Name:  Theodore S. Jadick, Jr.
Title:  Senior Vice President


By:  /s/ Jairo Jimenez
- ------------------------------
Name:  Jairo Jimenez
Title:  Assistant Treasurer